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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 22, 2005
                              (SEPTEMBER 16, 2005)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
           MICHIGAN                                     38-2626206
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
        INCORPORATION)
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                                     1-14094
                            (COMMISSION FILE NUMBER)

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
      26255 AMERICAN DRIVE
      SOUTHFIELD, MICHIGAN                                48034
     (ADDRESS OF PRINCIPAL                              (ZIP CODE)
       EXECUTIVE OFFICES)
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                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On September 19, 2005, Meadowbrook Insurance Group, Inc. (the "Registrant") issued a press release announcing that Meadowbrook Capital Trust II, a wholly owned unconsolidated trust of the Registrant, had raised approximately $20.0 million in a trust preferred pooled transaction. The securities, which are classified as long-term debt, have a floating rate equal to the three month LIBOR plus 358 basis points and mature in 30 years. The securities can be called by the issuer after five years from the date of issuance.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     a.   None.

     b.   None.

     c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

          4.1 Junior Subordinated Indenture between Meadowbrook Insurance Group, Inc. and LaSalle Bank National Association, dated as of September 16, 2005.

          10.1 Purchase Agreement among Meadowbrook Insurance Group, Inc., Meadowbrook Capital Trust II, and Merrill Lynch International, dated as of September 16, 2005.

          10.2 Amended and Restated Trust Agreement among Meadowbrook Insurance Group, Inc., LaSalle Bank National Association, Christiana Bank & Trust Company, and The Administrative Trustees Named Herein, dated as of September 16, 2005.

          10.3 Guarantee Agreement between Meadowbrook Insurance Group, Inc., and LaSalle Bank National Association, dated as of September 16, 2005.

          99.1 Press Release, dated September 19, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2005            MEADOWBROOK INSURANCE GROUP, INC.
                                     (REGISTRANT)


                                     By: /s/ Karen M. Spaun
                                         ---------------------------------------
                                         Karen M. Spaun, Chief Financial Officer

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                                  EXHIBIT INDEX

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EXHIBIT NO.   DOCUMENT DESCRIPTION
-----------   --------------------
    4.1       Junior Subordinated Indenture between Meadowbrook Insurance
              Group, Inc. and LaSalle Bank National Association, dated as of
              September 16, 2005.
   10.1       Purchase Agreement among Meadowbrook Insurance Group, Inc.,
              Meadowbrook Capital Trust II, and Merrill Lynch International, dated as of September 16, 2005.
   10.2       Amended and Restated Trust Agreement among Meadowbrook Insurance
              Group, Inc., LaSalle Bank National Association, Christiana Bank &
              Trust Company, and The Administrative Trustees Named Herein, dated as of September 16, 2005.
   10.3       Guarantee Agreement between Meadowbrook Insurance Group, Inc., and LaSalle Bank National Association, dated as of September 16,
              2005.
   99.1       Press Release, dated September 19, 2005.
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